CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Lifestyle Allocation 85% (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2009 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Equity Trust —	Legg Mason Partners Variable Equity Trust —
Legg Mason Partners Variable	Legg Mason Partners Variable
Lifestyle Allocation 85%	Lifestyle Allocation 85%

/s/ R. Jay Gerken R. Jay Gerken	/s/ Kaprel Ozsolak Kaprel Ozsolak
Date: October 2, 2009	Date: October 2, 2009
     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Lifestyle Allocation 70% (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2009 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Equity Trust —	Legg Mason Partners Variable Equity Trust —
Legg Mason Partners Variable	Legg Mason Partners Variable
Lifestyle Allocation 70%	Lifestyle Allocation 70%

/s/ R. Jay Gerken R. Jay Gerken	/s/ Kaprel Ozsolak Kaprel Ozsolak
Date: October 2, 2009	Date: October 2, 2009
     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT
CERTIFICATION
R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Variable Equity Trust — Legg Mason Partners Variable Lifestyle Allocation 50% (the “Registrant”), each certify to the best of his knowledge that:
1.	The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2009 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Variable Equity Trust —	Legg Mason Partners Variable Equity Trust —
Legg Mason Partners Variable	Legg Mason Partners Variable
Lifestyle Allocation 50%	Lifestyle Allocation 50%

/s/ R. Jay Gerken R. Jay Gerken	/s/ Kaprel Ozsolak Kaprel Ozsolak
Date: October 2, 2009	Date: October 2, 2009
     This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.